Exhibit 99.1

FOR MORE INFORMATION:

Charles Lynch

Vice President, Strategy and Investor Relations

954-384-0175 ext. 5692

charles_lynch@mednax.com

FOR IMMEDIATE RELEASE

MEDNAX Announces Board of Directors Nominees

Carlos A. Migoya and Michael A. Rucker Nominated for Election to the

Company’s Board of Directors

FORT LAUDERDALE, Fla., March 28, 2019 – MEDNAX, Inc. (NYSE: MD), the national health solutions partner specializing in neonatology, anesthesiology, radiology, maternal-fetal medicine, other pediatric services, and management services, today announced the nomination of Carlos A. Migoya and Michael A. Rucker to stand for election to the Company’s Board of Directors at its Annual Meeting of Shareholders on May 16, 2019.

As previously announced, MEDNAX’s Board and its Nominating and Corporate Governance Committee initiated a process, with the support of the nationally-recognized executive search firm Spencer Stuart, to evaluate the Board’s composition and identify additional director candidates to help drive MEDNAX’s strategy. As a result of that process, the Board, following the recommendation of its Nominating and Corporate Governance Committee, nominated Carlos A. Migoya and Michael A. Rucker to stand for election to the Company’s Board of Directors, alongside the current members of the Board, which would expand the size of the Board of Directors to 11 members.

“We are excited to announce the nominations of Carlos and Michael to stand for election by our shareholders to our Board,” said Cesar L. Alvarez, Chairman of the Board. “As we work to execute on our strategy to drive long-term growth and deliver value to our shareholders, we are committed to maintaining a Board that provides robust oversight and has the right skills to support and advise MEDNAX. Carlos and Michael will bring to our Board extensive experience as healthcare and business leaders at a variety of enterprises, and their expertise will be critical as we implement our strategy over the coming years.”

Carlos A. Migoya

Since 2011, Carlos A. Migoya has served as President and Chief Executive Officer of Jackson Health System, the public health system for Miami-Dade County, which includes Jackson Memorial Hospital, Jackson South Medical Center, Jackson North Medical Center, Holtz Children’s Hospital, Jackson Rehabilitation Hospital, Jackson Behavioral Health Hospital, urgent care centers, multiple primary care and specialty care centers, two long-term care nursing facilities and a team of corrections health services clinics, and generated over $1.8 billion in revenue in 2016. Mr. Migoya led the transformation of Jackson Health System from a large budget deficit in the year before his tenure, to budget surpluses in each subsequent year. Prior to joining Jackson Health System, Mr. Migoya served as City Manager for the City of Miami from 2010 to 2011, a position he held in a pro bono capacity, while eliminating a $115 million budget deficit. Prior to serving as City Manager, Mr. Migoya worked for Wells Fargo & Company and its predecessors, including Wachovia Corporation and First Union Corporation, for more than 25 years, retiring as Regional President, North Carolina and Chief Executive Officer, Atlantic Region. Mr. Migoya served as a member of the board of directors of AutoNation, Inc. from 2006-2015.

Michael A. Rucker

Since 2017, Michael A. Rucker has served as Chief Executive Officer, and since 2016 as a member of the Board of Directors, of Ivy Rehab Network, Inc., one of the largest networks of physical therapy clinics in the United States. Prior to joining Ivy Rehab, Mr. Rucker served from 2010 to 2017 as Executive Vice President and Chief Operating Officer of Surgical Care Affiliates, Inc., at the time a publicly traded operator of one of the nation’s largest networks of surgical facilities, until its acquisition by UnitedHealth Group. Mr. Rucker has also held executive roles in various healthcare companies, including DaVita, Inc., where he served as Division Vice President from 2005 to 2008 after DaVita acquired Gambro Healthcare, where Mr. Rucker had served in various general management and business development capacities since 1997.

Important Additional Information and Where You Can Find It

MEDNAX, Inc. (the “Company”), its directors and certain of its executive officers may be deemed to be participants in a solicitation of proxies from the Company’s shareholders at its 2019 Annual Meeting of Shareholders in connection with the director nominations disclosed above. Information regarding the Company’s directors and executive officers and their respective interests in the Company, by security holdings or otherwise, will be set forth in the Company’s Definitive Proxy Statement for its 2019 Annual Meeting of Shareholders, to be filed with the Securities and Exchange Commission (the “SEC”), and reports filed by the Company and ownership forms filed by its directors and executive officers with the SEC. The Company will furnish its Definitive Proxy Statement for its 2019 Annual Meeting of Shareholders to shareholders entitled to vote at the meeting and will file a copy with the SEC. The Company urges its shareholders to carefully read the Definitive Proxy Statement for its 2019 Annual Meeting of Shareholders, and any other relevant documents filed by the Company with the SEC, when available because they will contain important information. Shareholders will be able to receive the proxy statement and other relevant documents free of charge at the SEC’s website at www.sec.gov or at www.mednax.com.

ABOUT MEDNAX

MEDNAX, Inc. is a national health solutions partner based in Sunrise, Fla. comprised of the nation’s leading providers of physician services. Physicians and advanced practitioners practicing as part of MEDNAX are reshaping the delivery of care within their specialties and subspecialties, using evidence-based tools, continuous quality initiatives, clinical research and telemedicine to enhance patient outcomes and provide high-quality, cost-effective care. The Company was founded in 1979, and today, through its affiliated professional corporations, MEDNAX provides services through a network of more than 4,200 physicians in all 50 states and Puerto Rico. In addition to its national physician network, MEDNAX provides services to healthcare facilities and physicians in over 40 states through two complementary businesses, consisting of a revenue cycle management company and a consulting services company. Additional information is available at www.mednax.com.

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Certain statements and information in this press release may be deemed to contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, and all statements, other than statements of historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by MEDNAX’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements in this press release are made as of the date hereof, and MEDNAX undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Important factors that could cause actual results, developments, and business decisions to differ materially from forward-looking statements are described in MEDNAX’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, including the sections entitled “Risk Factors”, as well MEDNAX’s current reports on Form 8-K,filed with the Securities and Exchange Commission, and include the effects of economic conditions on MEDNAX’s business; the effects of the Affordable Care Act and potential changes thereto or a repeal thereof; MEDNAX’s relationships with government-sponsored or funded healthcare programs, including Medicare and Medicaid, and with managed care organizations and commercial health insurance payors; MEDNAX’s ability to consummate the proposed disposition of MedData; the results of the election of directors at MEDNAX’s 2019 Annual Meeting of Shareholders; the effects of share repurchases; and the effects of MEDNAX’s shared services and operational initiatives.